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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) August 22, 2008

                                ROCK-TENN COMPANY
             (Exact name of registrant as specified in its charter)

        Georgia                       1-12613                    62-0342590
------------------------      ------------------------      --------------------

(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                             Identification No.)




  504 Thrasher Street, Norcross, Georgia                            30071
--------------------------------------------                --------------------

  (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (770) 448-2193


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.01. Entry into a Material Definitive Agreement.

     On August 22, 2008, Rock-Tenn Company (the "Company"), Rock-Tenn Company of Canada (the "Canadian Borrower"), certain subsidiaries of the Borrower from time to time party thereto (the "Guarantors"), the Lenders signatory thereto, and Wachovia Bank, National Association, as Administrative Agent and Collateral Agent, and Bank of America, N.A., acting through its Canada branch, as Canadian Agent, entered into an amendment and consent (the "Amendment") of that certain Amended and Restated Credit Agreement, dated as of March 5, 2008, among the Company, as Borrower, the Canadian Borrower, the Guarantors, the lenders party thereto, the Administrative Agent and Collateral Agent and the Canadian Agent (the "Credit Facility"). Capitalized terms used but not defined in this description have the meanings assigned to them in the Credit Facility as amended by the Amendment. The Amendment amended the definition of Permitted Securitization Transaction to limit the aggregate Attributed Principal Amount for all Permitted Securitization Transactions to $200,000,000 and included a definition, "Securitization Assets," to clarify the types of assets covered by such financings. In addition, the Amendment also expanded the Company's authority, in addition to its current ability to refinance the 2011 Senior Notes and/or the 2013 Senior Notes, to redeem, repurchase, defease, purchase prior to maturity or prepay such Notes in an amount not to exceed (i) $50,000,000 in any 12-month period and (ii) $100,000,000 for all such redemptions, repurchases, defeasances, purchases or prepayments of the 2011 Senior Note and/or the 2013 Senior Notes made after March 5, 2008, in each case subject to certain conditions.

     Additionally, in connection with the Amendment, the Company, the Canadian Borrower, the Guarantors and the Collateral Agent entered into a corresponding amendment to the U.S. Security Agreement (Non-Shared Collateral) in order to make certain conforming changes and clarifications to that document.

     The description herein of the Amendment is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Amendment filed as Exhibit 10.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.    Description
-----------    -----------

   10.1 First Amendment to Amended and Restated Credit Agreement and Consent, dated as of August 22, 2008, by and among Rock-Tenn Company, Rock-Tenn Company of Canada, the Guarantors, the Lenders signatories thereto, and Wachovia Bank, National Association, as Administrative Agent and Collateral Agent and Bank of America, N.A., acting through its Canada branch, as Canadian Agent.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2009
                                         ROCK-TENN COMPANY


                                         By /s/ Robert B. McIntosh
                                            ------------------------------------
                                            Name:  Robert B. McIntosh
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary
                                                   (duly authorized officer)